UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ATE OF 1934

Commission File Number: 000-28683

Date of Report (Date of earliest event reported): October 18, 2011

VANTONE INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	41-1954595
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

 No. 195, Zhongshan Road
Heping District, Shenyang, Liaoning Province
People’s Republic of China
 (Address of principal executive offices)(Zip Code)

86-24-2286-6686
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On October 12, 2011, our wholly-owned indirect subsidiary Shenyang Vantone Healthcare Products Manufacturing Co., Ltd. (“Vantone Healthcare Manufacturing”) entered into share transfer agreements (the “Transfer Agreements”) with Honggang Yu and Jichun Li, respectively.  Such transfer was approved by Shenyang Administration of Industry and Commerce on October 18, 2011. Pursuant to the Transfer Agreements, Honggang Yu transferred 90% of the equity of Shenyang Vantone Yuan Trading Co., Ltd. (“Vantone Yuan Trading”) to Vantone Healthcare Manufacturing; and Mr. Jichun Li transferred 10% of the equity of Vantone Yuan Trading to Vantone Healthcare Manufacturing.  As a result of the two transfers Vantone Yuan Trading is now our 100% wholly-owned indirect subsidiary.  Honggang Yu has served as our President, Chairman of the Board of Directors, Chief Executive Officer and Chief Financial Officer since April 7, 2008.  Jichun Li has served as our Director and Vice President since May 14, 2009.  At our year ended March 31, 2011, Mr. Yu and Mr. Li each owned 39.9% and 3.2%, respectively, of our common stock.  A copy of the Transfer Agreements (English translation) are attached hereto as Exhibit 10.1 and Exhibit 10.2 and incorporated herein by reference to this Item 1.01.

ITEM 1.02 Termination of a Material Definitive Agreement

Entrusted Management of Vantone YuanTrading

On October 18, 2011, we terminated the following three agreements:

(1)	Entrusted Management Agreement, dated April 1, 2007, among Honggang Yu, Zhang, Jichun Li, Shenyang Vantone Yuan Trading Co., Ltd. and Shenyang Vantone Healthcare Products Manufacturing Co., Ltd.;

(2)	Proxy Agreement, dated April 1, 2007, among Shenyang Vantone Healthcare Products Manufacturing Co., Ltd., Shenyang Vantone Yuan Trading Co., Ltd., Honggang Yu and Jichun Li; and

(3)	Purchase Option and Cooperation Agreement, dated April 1, 2007, among Honggang Yu, Jichun Li, Shenyang Vantone Yuan Trading Co., Ltd. and Shenyang Vantone Healthcare Products Manufacturing Co., Ltd.

These three agreements (the “Entrusted Management Agreements”) were terminated in connection with the entering into of the Transfer Agreements.  The Entrusted Management Agreements stipulated that Vantone Healthcare Manufacturing will enjoy all of the profits and bear all of the losses arising from the business of Vantone Yuan Trading during Vantone Healthcare Manufacturing’s management period.  Pursuant to the terms of the Transfer Agreements, Vantone Yuan Trading is now 100% wholly owned by Vantone Healthcare Manufacturing, as a result of such direct ownership the Entrusted Management Agreements are no longer necessary.

A copy of the Termination Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference to this Item 1.02.

ITEM 9.01 Financial Statements and Exhibits

Exhibits

10.1       Share Transfer Agreement, dated October 12, 2011, by and between Honggang Yu and Shenyang Vantone HealthcareProducts Manufacturing Co., Ltd. (English Transaction).

10.2       Share Transfer Agreement, dated October 12, 2011, by and between Jichun Li and Shenyang Vantone HealthcareProducts Manufacturing Co., Ltd. (English Translation).

10.3	Termination Agreement, Dated October 18, 2011, by and between Shenyang Vantone Yuan Trading Co., Ltd. and Shenyang Vantone Healthcare Products Manufacturing Co., Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 24, 2011
VANTONE INTERNATIONAL GROUP, INC.

By:	/s/ Honggang Yu
Honggang Yu
President, Chief Executive Officer and Chief Financial Officer